ARMOUR RESIDENTIAL REIT, Inc. Company Update 8/11/2023 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term. Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates

ARMOUR Overview

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ARMOUR manages an investment portfolio consisting of mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises ("GSEs"), Treasury securities, and cash; a financing position consisting primarily of repurchase agreements and preferred equity and a hedge book consisting primarily of interest rate swaps, Treasury futures and Treasury shorts.

1 Stockholders' Equity and Liquidity

- Stockholders' Equity as of June 30, 2023 totaled $1.3 billion, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $171 million.
- July 31, 2023 liquidity was approximately $690 million, consisting of $142 million cash and $549 million unlevered Agency and US Treasury securities.

2 Dividend Policy

- ARMOUR pays dividends monthly.
- The Company previously announced the August common stock dividend of $0.08 per share payable on August 30, 2023 to holders of record on August 15, 2023.
- Since inception in November 2009, ARMOUR has paid out $2.0 billion in dividends.(1)

3 Shareholder Alignment

- Returned $282 million to common shareholders through share repurchases since 2013.
- Senior management maintains common stock ownership basis in excess of $5.75 million aggregate target.
- Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure.

4 Transparency and Governance

- Updated portfolio and liability details can be found monthly at www.armourreit.com.
- Non-Executive Board Chairman and separate Lead Independent Director.

5 ARMOUR REIT Manager

- ARMOUR REIT is externally managed by ARMOUR Capital Management LP.
- ARMOUR Capital Management LP is the majority owner of BUCKLER Securities, a FINRA registered broker-dealer.

(1) Includes both common and preferred stock dividends through July 2023.

Information as of 07/31/2023.

ARMOUR Portfolio and Financing Composition

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ARMOUR Portfolio							
Securities	**% of Portfolio**	**Current Value (millions)**	**Weighted Average Book Price**	**Weighted Average Market Price**	**Weighted Average Net/Gross Coupon**	**Estimated Effective Duration**
Agency Multifamily Ballooning in 120 Months or Less	4.9%	$600	99.8%	98.3%	4.48/5.36	7.97
Agency Fixed Rates MBS Maturing Between 0 and 360 Months	98.7%	$12,020	99.7%	97.0%	4.96/5.79	4.68
Agency 30Y TBA Short Positions[1]	-3.6%	-$438	86.4%	87.5%	3.00/ N/A	-7.06
Total Portfolio	**100.0%**	**$12,182**				

ARMOUR Repurchase Agreements[2]					
Repo Counterparty	**Principal Borrowed (millions)**	**% of Repo Positions**	**Wtd. Avg. Original Term**	**Wtd. Avg. Remaining Days**	**Longest Remaining Term in Days**
BUCKLER Securities LLC [3]	$5,686	50.8%	36	26	46
All Other Counterparties	$5,510	49.2%	35	21	52
Total or Wtd. Avg.	**$11,196**	**100.0%**	**35**	**23**	

(1) The Agency 30Y TBA Short Positions effectively pare down certain specified pools.
(2) The repurchase agreement table excludes $513 million of overnight reverse repo for ARMOUR's Treasury Short position, which reduces our repo notional outstanding.
(3) BUCKLER Securities LLC is a FINRA registered broker-dealer affiliated with ARMOUR REIT.

Information as of 07/31/2023. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding.

5 Information as of 07/31/2023. Some totals may not foot due to rounding. ARMOUR Hedging Composition 6 Remaining Term (in months) N ot io na l ( in m ill io ns ) Interest Rate Swap Breakdown by Months to Maturity 0 - 12 M on th s 13 - 2 4 M on th s 25 - 3 6 M on th s 37 - 4 8 M on th s 49 - 6 0 M on th s 61 - 7 2 M on th s 73 - 8 4 M on th s 85 - 9 6 M on th s 97 - 1 08 M on th s 10 9 - 12 0 M on th s 0 2,000 4,000 Total Swap Notional is $7.6B with a weighted average maturity of 59 months. Hedge Portfolio Summary as of 07/31/2023 Derivative Type Notional Amount (in millions) Interest Rate Swaps $7,636 5-Year Treasury Future Shorts n/a 10-Year Treasury Future Longs n/a 5-Year Treasury Shorts $500

6 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") Monthly Portfolio CPR Jan ua ry 20 18 Ap ril 20 18 Ju ly 20 18 Oc to be r 2 01 8 Jan ua ry 20 19 Ap ril 20 19 Ju ly 20 19 Oc to be r 2 01 9 Jan ua ry 20 20 Ap ril 20 20 Ju ly 20 20 Oc to be r 2 02 0 Jan ua ry 20 21 Ap ril 20 21 Ju ly 20 21 Oc to be r 2 02 1 Jan ua ry 20 22 Ap ril 20 22 Ju ly 20 22 Oc to be r 2 02 2 Jan ua ry 20 23 Ap ril 20 23 Ju ly 20 23 0 5 10 15 20

7ARMOUR Net Interest Margin Pe rc en t Asset Yield Cost of Funds including Hedges Net Interest Margin 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 0 1 2 3 4 Information as of Q2 2023.

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340